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                                                      Exhibit (21)

                        Subsidiaries of the Registrant

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

Name of Subsidiary
----------------------------
Consolidated subsidiaries of:
Registrant:
      Ace Information Services, Inc.                             Florida                 100.00
      C.I.C., Inc.                                               Florida                 100.00
      Contour Software, Inc.                                    California               100.00
      First American Capital Management, Inc. (CA)              California               100.00
      First American Capital Management, Inc. (DE)               Delaware                100.00
      First American Loan Servicing Corporation                   Texas                  100.00
      First American Management Company                         Washington               100.00
      First American Property Data Services, Inc.               California               100.00
      First American Real Estate Information Services, Inc.     California               100.00
      First American Registry, Inc.                               Nevada                 100.00
      First American Title Insurance Company                    California               100.00
      First American Trust, F.S.B.                              California               100.00
      Market Data Center, LLC                                    Georgia                 100.00
      National Information Group, Inc.                          California               100.00
      Newport Exchange Properties, LLC                           Delaware                100.00
      SMS Settlement Services, Inc.                             California               100.00
      Spring Mountain Escrow Corporation                        California               100.00
      Strategic Mortgage Services, Inc. (OH)                       Ohio                  100.00
      Tele-Track, Inc.                                           Georgia                 100.00
      GPIC Holdings, Inc.                                       California                52.39
      CreditNet Communications, Inc.                              Oregon                  75.00
      Augusta Financial, LLC                                    California                50.00
      The Heritage Escrow Company, Inc.                         California                50.00

First American Title Insurance Company:
      Alachua County Abstract                                    Florida                 100.00
      Albany County Title, Inc.                                  Wyoming                 100.00
      American Title Corporation                                Wisconsin                100.00
      Atlantic Title Company, Inc.                                Maine                  100.00
      Attorneys Abstract, Inc.                                   New York                100.00
      Attorneys Title Corporation                             Washington, DC             100.00
      Barton County Abstract & Title Company                      Kansas                 100.00
      Bienville Properties, Inc.                                Louisiana                100.00
      Burton Abstract & Title Company (Inactive)                 Michigan                100.00
      Celtic Title Agency, Inc                                     Ohio                  100.00
      Consolidated Title & Abstract Company                     Minnesota                100.00
      Crystal River Title Co.                                    Florida                 100.00
      Eaton County Abstract & Title Company (Inactive)           Michigan                100.00
      EHG, Incorporated                                          Illinois                100.00
      Eureka Title Company (Inactive)                           California               100.00
      Fidelity Title and Guaranty Company                        Florida                 100.00
      First American Abstract Company (Louisiana)               Louisiana                100.00
      First American Abstract Company (Mississippi)            Mississippi               100.00
      First American Abstract Company of South Carolina, Inc. South Carolina             100.00
      First American Affiliates, Inc.                            Florida                 100.00
      First American Equity Loan Services, Inc. (OH)               Ohio                  100.00
      First American Exchange Corporation (CA)                  California               100.00
      First American Exchange Corporation (FL)                   Florida                 100.00
      First American Exchange Corporation of California         California               100.00
      First American Exchange Corporation of Indiana             Indiana                 100.00
      First American Exchange Corporation of Michigan            Michigan                100.00
      First American Exchange Corporation
       of New England, Inc.                                  Massachusetts               100.00
      First American Exchange Corporation of
       the North Atlantic, Inc.                               Pennsylvania               100.00
      First American Exchange Corporation of the Southeast      Louisiana                100.00
      First American Holdings CBA, Inc. (Inactive)              Minnesota                100.00
      First American Title Agency, Inc.                          Virginia                100.00
      First American Title Company                              California               100.00
      First American Title Company of Clark County              Washington               100.00

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
      First American Title Company of Colorado (Inactive)        Colorado                100.00
      First American Title Company of Dallas                      Texas                  100.00
      First American Title Company of Florida, Inc.              Florida                 100.00
      First American Title Company of Idaho, Inc.                 Idaho                  100.00
      First American Title Company of Los Angeles               California               100.00
      First American Title Company of Mendocino County          California               100.00
      First American Title Company of Nevada (Reno)               Nevada                 100.00
      First American Title Company of New Mexico                New Mexico               100.00
      First American Title Company of St. Lucie County, Inc.     Florida                 100.00
      First American Title Company of Thurston County           Washington               100.00
      First American Title Company of Utah                         Utah                  100.00
      First American Title Guaranty Holding Company             California               100.00
      First American Title Insurance Agency of Coconino, Inc.     Arizona                100.00
      First American Title Insurance Agency of Gila, Inc.        Arizona                 100.00
      First American Title Insurance Company (Mason County)     Washington               100.00
      First American Title Insurance Company
       of Australia Pty Limited                                 Australia                100.00
      First American Title Insurance Company of Kansas, Inc.     Missouri                100.00
      First American Title Insurance Company of New York         New York                100.00
      First American Title Insurance Company
       of North Carolina                                      North Carolina             100.00
      First American Title Insurance Company of Texas             Texas                  100.00
      First American Title of Alaska                              Alaska                 100.00
      First American Title of Kansas City, Inc.                  Missouri                100.00
      First American Title of St. Louis, Inc.                    Missouri                100.00
      First American Transportation Title Insurance Company     Louisiana                100.00
      First Canadian Title Company Limited                        Canada                 100.00
      First Exchange Corporation                                 Arizona                 100.00
      First States, Inc.                                       Pennsylvania              100.00
      First UK Financial Corporation plc                      United Kingdom             100.00
      Ford County Title Company, Inc.                             Kansas                 100.00
      Fremont County Title Company                               Wyoming                 100.00
      Gadsden Abstract and Appraisal Company                     Florida                 100.00
      Greater Louisiana Title Insurance Company                 Louisiana                100.00
      Guarantee Land Title of Leavenworth, Inc.                   Kansas                 100.00
      Guarantee Title of Johnson County, Inc.                     Kansas                 100.00
      Guarantee Title of Wyandotte County, Inc.                   Kansas                 100.00
      Guardian Title Company of Maryland                         Maryland                100.00
      Illini Title Services, Inc.                                Illinois                100.00
      Land Title Associates, Inc.                                Oklahoma                100.00
      Land Title Company of St. Louis, Inc.                      Missouri                100.00
      Land Title Insurance Company of St. Louis                  Missouri                100.00
      Latin Title, Inc.                                          Florida                 100.00
      LoneStar Mortgagee Services, L.L.C.                         Texas                  100.00
      Massachusetts Abstract Company, Inc.                    Massachusetts              100.00
      Memphis Title Company (Inactive)                          Tennessee                100.00
      Midland Title Security, Inc.                                 Ohio                  100.00
      Midwest Title Insurance Agency, Inc.                       Missouri                100.00
      Miller Abstract Company, Inc.                              Missouri                100.00
      Mineral Point Title Company, Ltd.                         Wisconsin                100.00
      Monroe Title Company                                       Florida                 100.00
      Mortgage Guarantee & Title Company                       Rhode Island              100.00
      National Lender's Title Guaranty Co., Inc.                 Illinois                100.00
      New York Abstract Company, Inc.                            New York                100.00
      Northern Michigan Title Company of Emmet                   Michigan                100.00
      Ohio Bar Title Insurance Company                             Ohio                  100.00
      Ohio Title Corporation (Inactive)                            Ohio                  100.00
      Omni Title of Pasco, Inc.                                  Florida                 100.00
      Orange County Title Company (Inactive)                    California               100.00
      Pekin Abstract & Title Company                             Illinois                100.00
      Peoples Abstract Company                                     Iowa                  100.00
      Pioneer Agency Acquisition Company                       Pennsylvania              100.00
      Pioneer of Philadelphia, Ltd., Inc. (Inactive)           Pennsylvania              100.00
      Port Lawrence National Agency, Inc.                          Ohio                  100.00
      Port Lawrence Title and Trust Company                        Ohio                  100.00
      Potter Title Company                                       Michigan                100.00
      Republic Title of Texas, Inc.                               Texas                  100.00
      San Mateo County Title Company (Inactive)                 California               100.00
      Security Land Title Company                                 Kansas                 100.00
      Service Standard Title and Trust, Ltd.                  Virgin Islands             100.00
      Settlers Abstract Company, L.P.                          Pennsylvania              100.00
      Settlers Title Agency, Inc.                               New Jersey               100.00

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
      Standard Title Insurance Company, Inc. (Inactive)          Oklahoma                100.00
      Sterling Title Company of Sandoval County                 New Mexico               100.00
      The Inland Empire Service Corporation                     California               100.00
      The Port Lawrence Agency, Inc. (Inactive)                    Ohio                  100.00
      The Security Abstract & Title Company, Inc.                 Kansas                 100.00
      Ticore, Inc.                                                Oregon                 100.00
      Title Security of Brevard, Inc.                            Florida                 100.00
      Tuscola Title & Escrow, Inc.                               Michigan                100.00
      Universal Title Company                                   Minnesota                100.00
      Warren County Abstract                                       Iowa                  100.00
      Washakie Abstract Company                                  Wyoming                 100.00
      Woodford County Abstract & Title Company, Inc.             Illinois                100.00
      First American Title Company of Bellingham                Washington                99.98
      First American Title Insurance Agency of Yuma, Inc.        Arizona                  99.90
      First American Title and Trust Company                     Oklahoma                 99.88
      First American Auto Title Transfer, L.L.C.                Louisiana                 99.00
      First American Title Insurance Agency of Pinal             Arizona                  98.00
      First American Title Company of Laramie County             Wyoming                  92.50
      First American Home Buyers Protection
       Corporation (California)                                California                 92.12
      First American Title Insurance Agency of Mohave, Inc.      Arizona                  88.47
      First American Title Insurance Agency, Inc. (Navajo)       Arizona                  85.30
      First American Abstract & Title Services, Inc.          South Carolina              85.00
      First Australian Title Company Pty Limited                Australia                 85.00
      First American Title Insurance Agency of Yavapai, Inc.     Arizona                  84.20
      First American Title Company of Spokane                   Washington                82.20
      First American Long & Melone Title Company, Ltd.            Hawaii                  80.00
      Territorial Abstract & Title Company, Inc.                New Mexico                80.00
      First American Title Company of Hot Springs County         Wyoming                  79.90
      Converse Land Title Company                                Wyoming                  79.57
      First American Title Company of Sublette County            Wyoming                  79.20
      First American Title Company of Carbon County              Wyoming                  78.90
      First American Title Company of Crook County               Wyoming                  78.20
      Teton Land Title Company                                   Wyoming                  76.72
      Muni-Law, Inc.                                          Massachusetts               75.00
      Goshen County Abstract & Title Company                     Wyoming                  73.10
      Allied Trustee Services, Inc.                             California                70.00
      Big Horn Land Title Company                                Wyoming                  61.47
      Mid-Valley Title and Escrow Company                       California                58.50
      Campbell County Abstract Company                           Wyoming                  57.63
      Wyoming Land Title Company                                 Wyoming                  55.49
      Shoshone Title Insurance and Abstract Company              Wyoming                  52.04
      Johnson County Title Company, Inc.                         Wyoming                  51.00
      RELS Title Services, LLC                                   Delaware                 50.00

First American Real Estate
 Information Services, Inc.:
      DataTree Corporation                                      California               100.00
      Excelis, Inc.                                              Florida                 100.00
      Realty Tax & Service Company (Inactive)                   California               100.00
      First American Real Estate Solutions LLC                  California                80.00

National Information Group, Inc.:
      Fastrac Systems, Inc.                                     California               100.00
      New Arts Acquisition, Inc.                                 Delaware                100.00
      Pinnacle Data Corporation                                 California               100.00
      GPIC Holdings, Inc.                                       California                32.61


GPIC Holdings, Inc.:
      Five Star Holdings, Inc.                                  California               100.00
      Great Pacific Insurance Company                           California               100.00
      Pinnacle Management Solutions Insurance Services          California               100.00

First American Title Company of Utah:
      Utah First Exchange, Inc.                                    Utah                  100.00

Midland Title Security, Inc.:
      Colonial Title Agency, Inc.                                  Ohio                  100.00
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
      Commerce Title Agency, Inc. (Inactive)                       Ohio                  100.00
      Lawyers Mortgage and Title Company, Inc. (Inactive)          Ohio                  100.00
      MCM Title Services, Inc.                                     Ohio                  100.00
      Midland Exchange Services, Inc.                              Ohio                  100.00
      National Survey Service, Inc.                              Delaware                100.00
      R.E. Services, Inc.                                          Ohio                  100.00
      Environmental Title Services, Inc.                           Ohio                   50.00

First American Title Company of Nevada (Reno):
      First American Partners, Inc.                               Nevada                 100.00
      First American Title Company of Nevada (Zephyr Cove)        Nevada                 100.00

First American Title Insurance
 Company of New York:
      First American Exchange Corporation (NY)                   New York                100.00
      L&H Abstract Corporation                                   New York                100.00

First American Title Insurance
 Company of Texas:
      Corpus Christi Title Company (Inactive)                     Texas                  100.00
      First American Title Company of Company of Waco dba
      First Title Company of Waco                                 Texas                  100.00
      Fort Bend Title Company                                     Texas                  100.00
      The Donegan Abstract Company                                Texas                  100.00

Land Title Associates, Inc.:
      First American Title & Abstract Co.                        Oklahoma                100.00

Massachusetts Abstract Company, Inc.:
      Massachusetts Title Insurance Company                   Massachusetts               91.90

Mortgage Guarantee & Title Company:
      GR Title Services, Inc. (Inactive)                       Rhode Island              100.00

Republic Title of Texas, Inc.:
      American Escrow Company                                     Texas                  100.00
      Texas Escrow Company                                        Texas                  100.00
      Title Software Corporation                                  Texas                  100.00

Ticore, Inc.:
      First American Exchange Corporation of Oregon               Oregon                 100.00
      Title Insurance Company of Oregon dba FAT Insurance
      Company of Oregon                                           Oregon                 100.00

Universal Title Company:
      Universal Partnerships, Inc.                              Minnesota                100.00

Land Title Insurance Company of St. Louis:
      Property Data, Inc.                                        Missouri                100.00
      The Trust Company of St. Louis County                      Missouri                 99.80

First Canadian Title Company
 Limited:
      Services de Titres FCT du Quebec Inc., aka Quebec FCT
       Title Services Inc.                                       Canada                 100.00

First American Title Guaranty Holding Company:
      First Escrow Accounting Services Company                  California               100.00
      First Guaranty Bancorp                                    California               100.00
      First Guaranty Exchange Company                           California               100.00
      Superior Trustee's Services Co., Inc.                     California               100.00
      First American Title Guaranty Company                     California                99.70
      Harrison-Webster Investment Group (a partnership)         California                75.00
      Stanley Building Associates (a Partnership)               California                75.00

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
Territorial Abstract & Title Company, Inc.:
      Territorial Escrow Services, Inc.                         New Mexico                80.00
      Titles de Santa Fe                                        New Mexico                80.00

Mid-Valley Title and Escrow Company:
      Mt. Shasta Title & Escrow Company                         California                65.00

First American Records Management, Inc.:
      First American Record Storage Company                     California               100.00
      First American Information Management Company, Inc.       California                95.56
      First American Records Management Company, Inc.           California                80.00

First American Equity Loan Services, Inc. (OH):
      Docu-Search, Inc.                                          Kentucky                100.00
      First American Equity Loan Services, Inc. (DE)             Delaware                100.00

First American Title and Trust Company:
      Southwest Title Land Company                               Oklahoma                100.00

First American Long & Melone Title Company, Ltd.:
      First American Long & Melone Exchange, Ltd.                 Hawaii                  80.00

EHG, Incorporated:
      Midwest Title Insurance Company                            Illinois                100.00

First American Real Estate Solutions LLC:
      Daisy Software                                              Texas                  100.00
      First American Real Estate Flood & Tax Solutions LLC       Delaware                100.00
      NDTS Software                                               Texas                  100.00
      Smart Title Solutions LLC Data Tree LLC                    Delaware                100.00
      JV Mortgage Solutions, LLC                                 Delaware                 50.00
      RELS, LLC                                                  Delaware                 50.00

Pioneer Agency Acquisition Company:
      Pioneer Agency II, Corp.                                 Pennsylvania              100.00

First UK Financial Corporation plc:
      First American Title Insurance Company (UK) plc         United Kingdom             100.00
      First Title Services Limited                            United Kingdom             100.00
      First UK Home Warranty                                  United Kingdom             100.00
      First UK Information Services                           United Kingdom             100.00
      First UK Management Services (Shell)                    United Kingdom             100.00
      First UK Services                                       United Kingdom             100.00
      First UK SureMove                                       United Kingdom             100.00
      First American Title Insurance Company (Ireland) Ltd    United Kingdom              50.00
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